FORM 8-K

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 22, 1999


                                  HOME BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Indiana                          0-22376             35-1906765
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)


    132 East Berry Street, P.O. Box 989
    Fort Wayne, Indiana                                         46801-0989
 ---------------------------------------                        ----------
 (Address of principal executive offices)                       (Zip Code)


                                 (219) 422-3502
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   Other Events.

Attached Press Release Reporting the Announcement of Inerim President/CEO

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           HOME BANCORP
                                                        ------------------
                                                           (Registrant)


                                                    /s/ C. Philip Andorfer
Date:   October 22, 1999                                ------------------------
                                                        C. Philip Andorfer
                                                        Chairman

                                  NEWS RELEASE
Home Bancorp
132 EAST BERRY STREET   P.O. BOX 989                 Date    October 22, 1999
FORT WAYNE, INDIANA 46801-0989                       ---------------------------
PHONE:  (219) 422-3502
FAX:  (219) 426-7027                                 Contact C. Philip Andorfer,
                                                             Chairman
                                                     ---------------------------

                                                     Phone   (219) 423-9405
                                                     ---------------------------


                         Home Bancorp Board of Directors
                         Announces Interim President/CEO


FORT WAYNE, Indiana, -- October 22, 1999 -- C. Philip Andorfer, Chairman of Home Bancorp (Nasdaq: HBFW) and its wholly owned subsidiary Home Loan Bank, Fort Wayne, Indiana announced today that the Board of Directors has selected Marvin
C. Schumm to be interim President and Chief Executive Officer of Home Loan Bank. Mr. Schumm, 66, of Maumee, Ohio, has long term family ties within the Fort Wayne and Allen County areas and has extensive and various banking experience. He has held positions as Bank Examiner for the Comptroller of the Currency, Community Bank President at three Midwest institutions, Financial Institution Consultant and most recently Senior Lending Officer charged with restructuring a West Virginia Bank's lending department. Marvin Schumm also spent two years in St. Petersburg, Russia and was responsible for establishing small business loan departments in community banks in the northwest region of Russia. Mr. Andorfer stated "We welcome Marv to Home Loan Bank and look forward to his assistance in guiding the bank through the management transition process. We are confident that the organization will be in very capable hands as we continue the process of identifying a permanent replacement for Mr. Wolf after his recent retirement."


                       Holding Company for Home Loan Bank